UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2024 (June 12, 2024)

PLURI INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31392	98-0351734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park
Building No. 5
Haifa, Israel	3508409
(Address of Principal Executive Offices)	(Zip Code)

011-972-74-7108600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.00001 per share	PLUR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Share Purchase Agreement

On June 12, 2024, Pluri Inc., or Pluri, entered into a share purchase agreement, or the Agreement, by and among Pluri’s majority owned subsidiary, Ever After Foods Ltd., or Ever After, Tnuva Food-Tech Incubator (2019), Limited Partnership, or Tnuva, and certain other investors, or, collectively, the Investors, as referenced in exhibit 10.1 to this Current Report on Form 8-K, or this Report, pursuant to which Ever After agreed to issue and sell, ordinary shares in a private placement offering, or the Offering, for aggregate gross proceeds of $10,000,000. As part of the Offering, Pluri agreed to invest $1,250,000.

The $10,000,000 funding round is intended to support Ever After’s business-to-business (B2B) technology platform, positioning it as a sustainable technology enabler. Ever After is Pluri’s majority-owned joint venture with Tnuva and has exclusive licensing rights to use Pluri’s technology and intellectual property to develop, manufacture and commercialize cultivated meat. Following the closing of the Offering, Pluri will continue to own approximately 69% of Ever After.

License Agreement

On June 12, 2024, Pluri Biotech Ltd., Pluri’s wholly owned subsidiary, and Ever After executed an Amended and Restated Technology License Agreement, dated June 12, 2024, or the Amended License. The Amended License amends the parties’ existing license agreement dated as of February 23, 2022, to expand the scope of the license to include fish and seafood, and includes a waiver by Pluri of certain associated license royalties.

The foregoing description of the Agreement and the Amended License are not complete and are qualified in their entirety by reference to the full text of the Agreement and the Amended License, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1^	Share Purchase Agreement, dated June 12, 2024, by and among Ever After and the Investors.
10.2^	Amended and Restated Technology License Agreement, dated June 12, 2024, between Pluri Biotech Ltd. and Ever After Foods Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

^	Certain identified information in the exhibit has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to Pluri if publicly disclosed. Pluri agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURI INC.

By:	/s/ Chen Franco-Yehuda
Name:	Chen Franco-Yehuda
Title:	Chief Financial Officer

Date: June 18, 2024

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